Ordinary shares and treasury stock	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Ordinary shares and treasury stock
12. Ordinary shares and treasury stock
FinVolution Group was incorporated as Limited Liability Company with authorized share capital of US$50,000 divided into 5,000,000,000 shares, of which 4,266,159,600 shares are designated as ordinary shares at par value of US$0.00001 and 733,840,400 as preferred shares. Immediately prior to the completion of the initial public offering, the Company adopted a dual class share structure.
For the years ended December 31, 2019, 2020 and 2021, the Company repurchased 12,729,500, 139,954,870 and 4,171,000 Class A ordinary shares on the open market for an aggregate cash consideration of US$6.8 million (RMB47.2 million), US$55.4 million (RMB384.9 million) and US$2.5 million (RMB16.2 million). The weighted average price of these shares repurchased were US$0.53, US$0.40 and US$0.60 per share. These issued and repurchased shares are considered not outstanding and therefore were accounted for under the cost method and includes such treasury stock as a component of the shareholder’s equity.
For the years ended December 31, 2019, 2020 and 2021, certain Class B ordinary shareholders sold 73,000,000, 5,000,000 and 1,800,000 Class B ordinary shares on the open market which were automatically transferred into Class A ordinary shares upon completion of the transaction.
As of December 31, 2021, 1,550,071,169 ordinary shares have been issued at par value of US$0.00001, including (i) 970,871,169 Class A ordinary shares and (ii) 579,200,000 Class B ordinary shares.